SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 29, 2010
Date of Report (date of earliest event reported)

5BARZ INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (360) 961-5339

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 29, 2010, 5BARZ International, Inc. (the “Company”) completed a name change to 5Barz International, Inc. from Bio-Stuff.  The trading symbol of the Company was also changed to BARZ.

On December 30, 2010, the Company cancelled eighty-seven million eight hundred thousand shares (87,800,000) of its issued and outstanding common stock (the “Common Stock”) held by Daniel Bland, the sole officer and director of the Company.  Following the cancellation, the Company has seventy-one  million nine hundred sixty-nine thousand eight hundred (71,969,800) shares of issued and outstanding Common Stock.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release of 5Barz International, Inc. dated December 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2010	BIO-STUFF
/s/ Daniel Bland
By:
Daniel Bland Sole Officer